UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 15, 2004

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

In connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case Nos. 02-48191 through 02-48218, UAL Corporation filed on December 14, 2004 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division a Memorandum In Support of the Debtors’ Motion to Reject Their Collective Bargaining Agreements Pursuant to 11 U.S.C. § 1113(c).  A copy of the Memorandum is provided hereunder as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(c)	Exhibits	Description

	99.1	Memorandum in Support of the Debtors’ Motion to Reject Their Collective Bargaining Agreements Pursuant to 11 U.S.C. § 1113(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

	By:	/s/ Paul R. Lovejoy
	Name:	Paul R. Lovejoy
	Title:	Senior Vice President,
General Counsel and Secretary

Dated: December 14, 2004